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                                                                                              Exhibit 21

                                              TXU US HOLDINGS COMPANY
                                               SUBSIDIARY HIERARCHY

                                                Effective 12-31-02
                                                                                                  State or  Country
                                                                                                   of Incorporation
     TXU US Holdings Company                                                                              Texas
       Oncor Electric Delivery Company                                                                    Texas
           TXU Transition Bond Company LLC                                                              Delaware
           TXU Electric Capital I                                                                       Delaware
           TXU Electric Capital II                                                                      Delaware
           TXU Electric Capital III                                                                     Delaware
           TXU Electric Capital IV                                                                      Delaware
           TXU Electric Capital V                                                                       Delaware
           TXU Electric Capital VI                                                                      Delaware
           TXU Electric Capital VII                                                                     Delaware
           TXU Electric Capital VIII                                                                    Delaware
     TXU Energy Holdings Company                                                                          Texas
       TXU Energy Company LLC (1)                                                                       Delaware
        TXU Energy Retail Management Company LLC                                                        Delaware
        TXU Energy Retail Investment Company LLC                                                        Delaware
          TXU Energy Retail Company LP                                                                    Texas
        TXU Energy Solutions Management Company LLC                                                     Delaware
        TXU Energy Solutions Investment Company LLC                                                     Delaware
          TXU Energy Solutions Company LP                                                                 Texas
            TXU Chilled Water Solutions Company                                                           Texas
            TXU SEM Company                                                                             Delaware
            MyHomeKey.com, Inc. (2)                                                                     Delaware
            Pantellos Corporation (3)                                                                   Delaware
        TXU SESCO Company LLC                                                                             Texas
          TXU SESCO Energy Services Company                                                               Texas
        TXU Energy Trading Management Company LLC                                                       Delaware
        TXU Energy Trading Investment Company LLC                                                       Delaware
          TXU Energy Trading Company LP                                                                   Texas
            TXU Energy Trading (California) Company                                                       Texas
            TXU Energy Trading Canada Limited                                                            Canada
            TXU Energy Trading (Canada) Company                                                           Texas
            TXU Energy Gas Management Company                                                             Texas
            TXU ET Services Company                                                                       Texas
            Energetica de Mexico, S.A. de C.V.  (4)                                                      Mexico
            Servicios de Energetica de Mexico, S.A. de C.V. (4)                                          Mexico
        TXU Mining Management Company LLC                                                               Delaware
        TXU Mining Investment Company LLC                                                               Delaware
          TXU Mining Company LP                                                                           Texas
        TXU Big Brown Mining Management Company LLC                                                     Delaware
        TXU Big Brown Mining Investment Company LLC                                                     Delaware
          TXU Big Brown Mining Company LP                                                                 Texas
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
        TXU Fuel Company                                                                                  Texas
        TXU Generation Holdings Company                                                                 Delaware
          TXU Generation Management Company LLC                                                         Delaware
          TXU Generation Investment Company LLC                                                         Delaware
            TXU Generation Company LP                                                                     Texas
          TXU Big Brown Management Company LLC                                                          Delaware
          TXU Big Brown Investment Company LLC                                                          Delaware
            TXU Big Brown Company LP                                                                      Texas
          TXU Big Brown Lignite Management Company LLC                                                  Delaware
          TXU Big Brown Lignite Investment Company LLC                                                  Delaware
            TXU Big Brown Lignite Company LP                                                              Texas
          TXU DeCordova Management Company LLC                                                          Delaware
          TXU DeCordova Investment Company LLC                                                          Delaware
            TXU DeCordova Company LP                                                                      Texas
          TXU Handley Management Company LLC                                                            Delaware
          TXU Handley Investment Company LLC                                                            Delaware
            TXU Handley Company LP                                                                        Texas
          TXU Mountain Creek Management Company LLC                                                     Delaware
          TXU Mountain Creek Investment Company LLC                                                     Delaware
            TXU Mountain Creek Company LP                                                                 Texas
          TXU Tradinghouse Management Company LLC                                                       Delaware
          TXU Tradinghouse Investment Company LLC                                                       Delaware
            TXU Tradinghouse Company LP                                                                   Texas
          TXU Generation Services Company                                                                 Texas
          TXU Pedricktown Management Company LLC                                                        Delaware
          TXU Pedricktown Investment Company LLC                                                        Delaware
            TXU Pedricktown Retail Company LLC                                                          Delaware
            TXU Pedricktown Cogeneration Company LP                                                     Delaware
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(1)  99%  owned by TXU US  Holdings  Company,  1% owned by TXU  Energy  Holdings
     Company
(2)  16.1% owned by TXU Energy Solutions Company LP
(3)  5.389% owned by TXU Energy Solutions Company LP
(4)  Joint venture with Gas de France  ("GDF").  In order for GDF to consolidate its  Mexico  entities  for tax  purposes,  GDF owns one more share than TXU
     Energy Trading Company LP ("Trading") in each of the companies.  The result is they own 50% plus a small fraction of a percent more than Trading

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.